UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 5, 2005 (January 3, 2005)

Radiologix, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23311	75-2648089
(Commission File Number)	(IRS Employer Identification No.)

3600 JP Morgan Chase Tower
2200 Ross Avenue
Dallas, Texas	75201-2776
(Address of Principal Executive Offices)	(Zip Code)

(214) 303-2776

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On January 3, 2005, Radiologix entered into an employment agreement with Mr. Michael L. Silhol (the “Silhol Employment Agreement”) pursuant to which he will serve as Senior Vice President, General Counsel and Secretary of Radiologix. Mr. Silhol will receive an annual salary of no less than $215,000 and participate in Radiologix’s bonus plan. Mr. Silhol’s employment with Radiologix will continue until terminated in accordance with the Silhol Employment Agreement.

On January 3, 2005, Radiologix entered into an employment agreement with Mr. Michael N. Murdock, which is more fully described below under Item 5.02 and which description is incorporated by reference in its entirety into this Item 1.01.

A copy of the Silhol Employment Agreement is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 3, 2005, Radiologix entered into an employment agreement with Mr. Murdock pursuant to which he will become Senior Vice President and Chief Financial Officer of Radiologix (the “Murdock Employment Agreement”). Mr. Murdock’s employment with Radiologix will commence on February 1, 2005 (the “Commencement Date”). Radiologix will pay Mr. Murdock an annual salary of no less than $250,000, and he will participate in Radiologix’s bonus plan. On the Commencement Date, Radiologix will grant to Mr. Murdock stock options for the purchase, at fair market value at the date of grant, of 200,000 shares of Radiologix’s common stock pursuant to the applicable plans and the terms of stock option agreements under Radiologix’s 2004 Long-Term Incentive Compensation Plan. Mr. Murdock’s employment with Radiologix will continue until terminated in accordance with the Murdock Employment Agreement.

Mr. Murdock is 50 years old and has been Chief Financial Officer since 1999 of Dental One Holdings, Inc., an owner and operator of 48 dental practices in the Western United States.

There were no arrangements or understandings between Mr. Murdock and any other person pursuant to which Mr. Murdock was appointed Senior Vice President and Chief Financial Officer. There are no family relationships between Mr. Murdock and any other director or executive officer of Radiologix.

On January 3, 2005, Mr. Richard J. Sabolik was terminated as Senior Vice President and Chief Financial Officer of Radiologix.

Mr. Sami S. Abbasi, Radiologix’s President and Chief Executive Officer and a former Chief Financial Officer, will act as interim Chief Financial Officer until January 31, 2005.

A copy of the Murdock Employment Agreement is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

On January 4, 2005, Radiologix issued a press release regarding Mr. Murdock’s appointment, a copy of which is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished with this Form 8-K.

10.1	Employment Agreement between Radiologix and Michael L. Silhol, dated January 3, 2005.

10.2	Employment Agreement between Radiologix and Michael N. Murdock, dated January 3, 2005.

99.1	Press Release, dated January 4, 2005, relating to the appointment of Michael N. Murdock as Senior Vice President and Chief Financial Officer.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIOLOGIX, INC.

Date: January 5, 2005
	By:	/s/ Michael L. Silhol
	Name:	Michael L. Silhol
	Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT LIST

Exhibit No.	Description of Exhibit

10.1	Employment Agreement between Radiologix and Michael L. Silhol, dated January 3, 2005.

10.2	Employment Agreement between Radiologix and Michael N. Murdock, dated January 3, 2005.

99.1	Press Release, dated January 4, 2005, relating to the appointment of Michael N. Murdock as Senior Vice President and Chief Financial Officer.